ALLIED NEVADA GOLD CORP.











2010 Annual General Meeting of Shareholders

ING Ivey Conference Center | Toronto, ON

July 13, 2010 | 4:30 pm ET







Cautionary Statements on Forward Looking Information

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation and certain oral statements of management related thereto contain or may contain forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and the United States Private Securities Litigations Reform Act of 1995 (and the equivalent under Canadian securities laws), that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, statements regarding the Company's business strategy, plans and goals, plans for reactivation of the Hycroft Mine including anticipated scheduling and production estimates, and direction of production, as well as estimated capital and other costs; anticipated cash flows and returns if production is resumed at the Hycroft Mine; future gold and silver prices; reserve and resource estimates; estimated gold and silver potential for expansion of existing resources; timing and results of drilling programs; expected royalty revenues; hedging practices; currency exchange rate fluctuations; government regulation of mining operations; environmental risks; unanticipated reclamation expenses; share valuation, including valuation relative to other resource companies and other statements that are not historical facts. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends" "anticipates" or "does not anticipate", "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements are based on our current expectations and assumptions. The anticipated timing and cost of reactivation of the Hycroft Mine as well as the expected production from the mine are based on the following assumptions: Capital and operating cost estimates are based on recent cost estimates of construction and mining costs developed by independent consultants and Allied personnel. Production estimates are based upon the actual gold recovery achieved on Brimstone ores. Ore tonnage estimates and gold and silver grades are per the mine plans and production schedules developed by an independent consultant. Although Allied Nevada management believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others; risks relating to the planned reactivation of the Hycroft Mine including risks of delays in receipt of reclamation bond approval and delays in completion of construction, uncertainties relating to availability and timing of capital for financing the planned reactivation, risks relating to availability of outside contractors, risks of shortages of equipment or supplies, uncertainties relating to obtaining approvals and permits from government regulatory authorities, and risks of inability to achieve anticipated production volume or manage cost increases; risks that Allied Nevada's acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; and uncertainties concerning reserve and recourse estimates as well as those factors discussed in Allied Nevada's filings with the U.S. Securities and Exchange Commission (the "SEC") including Allied Nevada's latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required under applicable securities laws.

CAUTIONARY NOTE ON RESOURCES AND RESERVES U.S. Investors are cautioned that the terms "Measured", "Indicated" and "Inferred" Resources and "Probable" or "Proven" Reserves are not recognized by the SEC and they should not assume that any or all of the mineral resources in these categories will ever be converted into reserves. Inferred resources have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. As set forth in this presentation, certain reserves disclosed herein have been calculated in accordance with Canadian National Instrument 43-101 ("NI 43-101"), and these may not be comparable to reserves calculated by U.S. companies subject to the SEC requirements. U.S. investors are cautioned not to assume that all or any part of a proven or probable reserve under NI 43-101 would constitute a reserve under U.S. standards or has been determined to be legally mineable. For the details of reserve and resource calculations disclosed herein and the details of key assumptions, parameters and other relevant technical information associated therewith, readers should refer to the technical reports filed on www.sedar.com under the Allied Nevada profile, for each of the material properties discussed herein. The technical information contained herein was reviewed by Mike Doyle, a qualified person under NI 43-101, who is an officer of Allied Nevada.

Mr. Scott E. Wilson, AIPG Certified Professional Geologist #10965, is Allied Nevada's Independent Qualified Person as defined under National Instrument 43-101. He has prepared or supervised the preparation of the technical information disclosed in this presentation.

For further information on the geology, mineralization, parameters, assumptions and risks underlying mineral resource and reserve estimates, the scoping study and the accelerated mine plan and other technical information with respect to the Hycroft property, please refer to the technical report entitled "Technical Report, Allied Nevada Gold Corp., Hycroft Mine, Winnemucca, Nevada USA" dated April 1, 2010, filed on SEDAR.

Allied Nevada provided non-GAAP measures of "cost of sales per ounce of gold sold" in this document. Cost of sales per ounce of gold sold is calculated as Operating Costs as per the Statement of Earnings less revenue from the sale of silver, divided by the number of ounces of gold sold. The Company believes that, in addition to conventional measures prepared in accordance with United States generally accepted accounting principles (U.S. "GAAP"), stakeholders use non-GAAP measures to evaluate the Company's performance and its ability to generate cash flow. The above non-GAAP measure does not have any standardized meaning prescribed by GAAP and, therefore, may not be comparable to similar measures presented by other companies. Accordingly, the above measure is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. A reconciliation from the non-GAAP measures to the most directly comparable measure calculated in accordance with GAAP will be provided in the Company's MD&A.

The information contained in this document is subject to the more detailed information provided in the disclosure documents filed by the Company from time to time on SEDAR and Edgar.

All dollar amounts in this presentation are expressed in US dollar, unless otherwise noted.

2009 Corporate Highlights

In 2009 we:

- Celebrated our first year of positive earnings of $8.5 million ($0.13/share)
- Announced initial gold production in January
- Announced initial positive sulphide metallurgical results at Hycroft
  - *Further confirmed with two more rounds of positive results*
- Announced 118% increase in gold reserves to 2.4 million ounces at year end 2009 and established the first silver reserve of 32.3 million ounces at Hycroft *(announced April 1, 2010)*
- Completed CDN$100.4 million offering in August
- Strengthened the management team adding key people in:
  - *Metallurgy*
  - *Technical Services*
  - *Environmental Affairs*
  - *Operations*

2009 Operations Review

- Produced 42,358 ounces of gold
  - *Below guidance due to short-term operational challenges which have been overcome*
  - *The mine placed 121,000 ounces of recoverable gold and 216,200 ounces of recoverable silver in 2009*
  - *Daily production in 2010 is meeting expectations*
- Cost of sales for the year averaged $392 per ounce of gold sold *(including Ag as byproduct credit)*
  - *Below guidance for the year due to lower fuel prices, higher grades and higher silver revenue than expected*
- Completed a 29,000-meter infill drill program
  - *Successfully converted M&I resources to increase reserves to 2.4 million ounces and converted inferred resources to increase M&I to*
  - *Made an encouraging discovery n the Vortex zone which has been further confirmed with 2010 drilling*
- Completed construction of a new refinery
- Completed a 2.5 million square foot leach pad expansion
- Received the "Sentinels of Safety" Award for excellence in safety in 2008

Relative One Year Price Performance



140%
120%
100%
80%
60%
40%
20%
0%
-20%
Relative Price Performance
ANV
London PM Fix
PHLX Gold/Silver Index
Emerging/Jnr Producer Average
Senior ProducerAverage
ANV +131%
JNR avg +49%
Index +42%
Gold +37%
SNR avg +20%
17-Jun-09
1-Jul-09
15-Jul-09
29-Jul-09
12-Aug-09
26-Aug-09
9-Sep-09
23-Sep-09
7-Oct-09
21-Oct-09
4-Nov-09
18-Nov-09
2-Dec-09
16-Dec-09
30-Dec-09
13-Jan-10
27-Jan-10
10-Feb-10
24-Feb-10
10-Mar-10
24-Mar-10
7-Apr-10
21-Apr-10
5-May-10
19-May-10
2-Jun-10
16-Jun-10

Share prices are based on the closing prices on the TSX

Allied Nevada Today

- No lost time accidents or reportable environmental incidents
- Hycroft operations running smoothly
- Oxide expansion proceeding well
- Exploration program on track
  - *Hycroft exploration progressing towards mid-year resource update (eta Aug 2010)*
  - *Regional exploration programs underway (Hasbrouck, Contact, Wildcat)*
- Strong balance sheet
- Employ approx. 200 employees, mostly at Hycroft

First Half 2010 Production Stats (Estimated)

		Q1	Q2	1H
Tons mined (000s)	Ore	2,398	3,299	5,697
	Waste	2,921	3,781	6,702
	Total tons	5,319	7,080	12,399
Ounces sold	Gold	20,400	29,600	50,000
	Silver	51,000	64,000	115,000
Ounces produced	Gold	23,500	30,500	54,000
	Silver	53,800	61,200	115,000
Cash cost/oz		$ 387	$ 400-410	$ 390-400

Hycroft Oxide Mining

- Pit outlines define 2.4 million oxide proven & probable reserves
- Reviewing further optimization opportunities as project develops
  - *In pit backfilling*
  - *Conveyor system*
  - *Increase pit slope angles*



Bay Area
Boneyard
Brimstone Leach Pad
Central
Waste
Brimstone
Sulfur
Phase 4
Phase 3A
Phase 2A
Phase 2B
Cut-5 A
Cut-5 B
Phase 3B
Camel
Waste
South Leach Pad

Hycroft Activities: *June 2010*


New production drill being readied for use


Exploration drilling in the Vortex Zone


Drilling the blast pattern

Hycroft: *Gold Resource Growth*



Resource Ounces (000s)
12,000
9,000
6,000
3,000
0
Proven & Probable
Oxide
Measured & Indicated Resource
Oxide
Sulfide
Inferred Resource
Oxide
Sulfide
379
96
1,001
4,586
658
1,012
3,959
2,078
1,985
4,371
1,352
798
3,995
1,100
2,548
1,385
2,495
2,139
2,444
May 2007
May 2008
Sept. 2008
March 2009
April 2010

The cutoff grades used to estimate the resources announced in April 2010 were 0.27 g/t AuEq for oxide material and 0.62 g/t AuEq for sulphide material, compared with the cutoff grade used to calculate the March 2009 resources of 0.17 g/t Au for oxide material and 0.45 g/t for sulphide material.

Hycroft: *Silver Resource Growth*



Resource Ounces (000s)
400,000
300,000
200,000
100,000
0
Proven & Probable
Oxide
Measured & Indicated Resource
Oxide
Sulfide
Inferred Resource
Oxide
Sulfide
NO SILVER
74,930
63,465
4,173
22,008
158,965
18,962
47,050
70,452
144,343
71,944
102,981
48,933
32,270
May 2007
May 2008
Sept. 2008
March 2009
April 2010

The cutoff grades used to estimate the resources announced in April 2010 were 0.27 g/t AuEq for oxide material and 0.62 g/t AuEq for sulphide material, compared with the cutoff grade used to calculate the March 2009 resources of 12.41 g/t Ag (or 0.22 g/t AuEq) for oxide and sulphide material.

Hycroft: *2010 Exploration Program*



2010 Hycroft Exploration Program:

- Plan to spend approx. $16 million in 2010
- 100,000 meter drill program
- 8 rigs at site by mid-July
- Year-to-date 155 infill and exploration holes have been drilled totaling 43,293 meters *(July 12, 2010)*

Key goals of the 2010 exploration program:

- Upgrade oxide and sulphide resources to the reserve category in preparation for a feasibility study
- Further increase the reserve and resource base
- Follow-up on drilling of high-grade silver targets in 2009
- Identify extent of silver mineralization
- Acquire additional samples for metallurgical testing
- Test selective geophysical anomalies on the Hycroft property

2010 Vortex Drilling: *Plan View*


BREAK FAULT
ALBERT FAULT
EAST FAULT
3848
3266
3659
3708
3656
3632
3179
Section 1
3258
3768
3170
3831
3579
N
Vortex Drillhole
Location Map
Gold > 1g/t
Vortex Breccia Zone
Gold Zone
Higher Grade Zone below 450 meters
Drill Collar
0
meters
150

Section 1: *Vortex Drilling*



ALLIED NEVADA
LOOKING NORTH
Break Fault
3238
3768
3266
3659
3708
Albert Fault
3612
3656
3170
3179
East Fault
Overburden
Conceptual Pit Bottom
Elevation on Plan View
2009/10 Vortex Zone Drilling w/ Selected Intercepts
Partial Preliminary Assays

ANV Regional Exploration



Mountain View
Hycroft
Winnemucca
Getchell Trend
Independence Group
Contact
Elko
Wildcat
Pony Creek
Reno
Carlin Trend
Maverick Springs
Illipah
Battle Mtn/Eureka Trend
UTAH
CALIFORNIA
Hasbrouck/ Three Hills
NEVADA
Operating
Advanced Exploration
Exploration
Gold Trends
Las Vegas
ARIZONA



Illipah



Pony Creek



Hasbrouck



Mountain View



Contact



Wildcat



Maverick Springs

Allied Nevada: *Gold Mineral Resource*

	Tonnes	Grade	Proven & Probable Ounces	Measured & Indicated Ounces	Inferred Ounces
	000s	*g/t*	*000s*	*000s*	*000s*
Hycroft					
Proven and probable	177,228	0.48	2,444		
Measured and indicated	333,690	0.48		4,634	
Inferred	279,667	0.47			3,933
Hasbrouck/Three Hills					
Measured and indicated	23,619	0.79		599	
Inferred	7,439	0.72			172
Maverick Springs					
Measured and indicated	63,167	0.34		696	
Inferred	77,610	0.27			684
Mountain View					
Measured and indicated	21,064	0.45		303	
Inferred	4,051	1.34			175
Pony Creek					
Measured and indicated	1,035	1.95		65	
Inferred	29,401	1.51			1,426
Wildcat					
Measured and indicated	34,571	0.62		686	
Inferred	25,723	0.51			425
Total			**2,444**	**6,983**	**6,815**

CAUTIONARY NOTE ON RESOURCES AND RESERVES U.S. Investors are cautioned that the terms "Measured", "Indicated" and "Inferred" Resources are not recognized by the SEC and they should not assume that any or all of the mineral resources in these categories will ever be converted into reserves. Inferred resources have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.

ALLIED NEVADA GOLD CORP.

Hasbrouck: *2010 Drill Program*

- **Initial three core hole program completed in June 2010**
  - *These are the first holes drilled by Allied Nevada*
  - *Significant intercepts include:*
    - *120 meters grading 2.22 g/t AuEq (1.57 g/t Au and 36.71 g/t Ag)*
    - *123 meters grading 1.15 g/t AuEq (0.81 g/t Au and 19.25 g/t Ag)*
    - *108 meters grading 1.2 g/t AuEq (0.85 g/t Au and 20.14 g/t Ag*
      - Grades encountered in recent drilling are higher than average resource grades of 0.79 g/t Au and 10.97 g/t Ag (NI 43-101 Technical Report, Aug 14/06)
  - *Purpose of the program is to:*
    - Confirm historical drilling and explore depth of mineralization
    - Provide metallurgical samples




HSB10-001 – Drill hole location

- **Historical column leach testing indicated recoveries of 54.1% gold and 19.2% silver**
  - *Crush size of 80% passing ¾ inch*
  - *Achieved after 51 days of leaching*

- **Drilling to resume in Sept. 2010**

Outside Exploration Opportunities

- **Advanced Exploration Projects**
- ***Wildcat – 100% ownership***
  - *Structurally controlled epithermal deposit*
    - Broad low-grade zone surrounding higher grade material
  - *245 historic exploration holes drilled totaling 29,076 meters*
  - *Initial bottle roll tests indicate gold recovery of between 55%-82% and silver recovery of 30%-55%*
  - *An initial five drill hole program is planned to begin in Q3 2010 to step-out from historical drilling, targeting the epithermal vein system*
- ***Contact – 100% ownership***
  - *Drilling began in July 2010*
    - Four core holes (2,400 feet total) planned in 2010 on Allied's portion of the Banner Zone
  - *Property claims partially overlie International Enexco's extension of the Banner Zone the along strike to the east (see June 2009 pre-feasibility study)*
  - *Surface exploration directed towards evaluation of the gold-skarn potential of the District has been initiated*

2010 Outlook

- Produce 100,000 ounces of gold in 2010
  - *As of the end of June 2010 we are on track to meet this objective*
- Cost of sales for per ounce of gold sold of $400-$450
  - *First half costs expected to average below $400/ounce of gold sold*
  - *Costs are expected to increase to average between guidance levels for the remainder of the year*
- Ramp up accelerated mine plan
  - *Crusher and first 320-ton truck in operation by Q3 2010*
  - *Begin stripping campaign in 2H/10 originally scheduled in 2011*
- Complete 2.4 million square foot leach pad expansion
  - *Currently on target to meet completion and budget goals*

Use of Proceeds: *$283 Million Financing*

- CDN$283 million financing
  - *Strengthens balance sheet for Hycroft development plans and regional exploration*
  - *Proposed use of proceeds as follows (over the next three years):*

Use of Proceeds:	***(US dollar millions)***
Mobile Mine Equipment	$ 128.0
Leach Pad Expansion	20.2
Merrill Crowe Plant	8.6
Other Capital including mobile crushers and truck shop	23.2
Capital Items related to Hycroft Expansion	$ 180.0
Exploration:	
Hycroft Mine Exploration	40.0
Regional Exploration	11.4
Exploration Expenditures	$ 51.4
Feasibility study work	$ 10.0

ALLIED NEVADA GOLD CORP.

Summary: *Accelerated Oxide Mine Plan*

Operating Parameters	Accelerated Case
LOM Tons of Ore Processed (millions)	177
Average Annual Tons Mined (millions)	80
Grade opt Au	0.014
Gold Recovery (combined ROM & Crushing)	60%
Gold selling price	$ 800
Ounces of gold sold	1,506,548
Total Revenue (000s)	$1,205,238
Revenue Per Ton Processed @ $800 Au	$6.80
Cost per Ton Mined	$1.15
Processing Cost per Ton Processed	$1.13
Crushing Cost per Ton Crushed	$2.02
General and Administration Cost per Ton Processed	$0.15
Mining Cost per Ton of Ore Processed	$2.47
Net Present Value at 6% (millions)	$195.4

Equipment	Quantity
	Accelerated Case
Haul Trucks - 320-ton	16
Hydraulic Shovel - 36 yd	3
Drills	4
Dozers	9
Excavators	2
Graders	2
Support Equipment (Anfo truck, water truck, service vehicles etc)	11
Employees	350

Production & Cost Summary: *Accelerated Oxide LOM*



375,000
300,000
225,000
150,000
75,000
-
Gold Production (ounces)
Accelerated Mining
Base Case
Cost/oz
600
500
400
300
Cost Per Ounce (US$)
2009 A
2010 E
2011 E
2012 E
2013 E
2014 E
2015 E

Sulphide Scoping Study

- **Positive scoping study completed**
  - Initial economics are favourable
  - Estimated capital cost of a 30,000 tpd mill and flotation plant - $260 mm
  - Mining rate of approx. 80 mm tpa (includes oxide M&I)
  - Average annual production of 275,000 oz Au, 6.5 mm oz Ag for 12 years
  - Cost of sales of approx. $425 - $450/oz of gold sold
  - Strip ratio of 1.62:1
  - Ongoing exploration and metallurgical testing should further upgrade inferred resources

- **Management believes sulfide and oxide can be mined concurrently**

Core with visible pyrargerite



M&I resource:
2.5 mm oz Au
103.0 mm oz Ag
(4.4 mm ozs Au Eq)

Inferred resource:
2.5 mm oz Au;
144.3 mm oz Ag
(5.1 mm oz Au Eq)

CAUTIONARY NOTE ON RESOURCES AND RESERVES *U.S. Investors are cautioned that the terms "Measured", "Indicated" and "Inferred" Resources are not recognized by the SEC and they should not assume that any or all of the mineral resources in these categories will ever be converted into reserves. Inferred resources have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.*

Sulphide Scoping Study: *Metallurgy*

- **Initial positive metallurgical testing**
  - Amenable to simple, conventional flotation technology
  - Coarse grind to 100 microns
  - Rougher flotation: +80% recovery of gold and silver
  - Clean concentrate with high sulphur content (25%)
    - *Concentrate mainly comprised of pyrite/marcasite which produces an exothermic reaction acting as a fuel for either a smelting or pressure oxidation plant*
  - Overall flotation concentration in excess of 20:1
  - Direct relationship between recovery of sulphides and metals
    - *Key sulphides are pyrite, marcasite (Au) and pyrargerite (Ag)*
  - Flotation concentration is amenable to pressure oxidation
  - Bond work index of 15.6 kWh/t, moderate hardness
- **Feasibility study and 43-101 expected to be completed in the second half of 2011**

Core with visible pyrargerite



M&I resource:

2.5 mm oz Au
103.0 mm oz Ag
(4.4 mm ozs Au Eq)

Inferred resource:

2.5 mm oz Au;
144.3 mm oz Ag
(5.1 mm oz Au Eq)

CAUTIONARY NOTE ON RESOURCES AND RESERVES *U.S. Investors are cautioned that the terms "Measured", "Indicated" and "Inferred" Resources are not recognized by the SEC and they should [illegible] that any or all of the mineral resources in these categories will ever be converted into reserves. Inferred resources have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.*

Hycroft Sulphide Pit

- Management envisions oxide and sulphide mineralization could be mined concurrently
- Further engineering will define optimal flowsheet



N
0
km
1
ALLIED NEVADA
Facilities
Brimstone Leach Pad
Tailings Pond
South Leach Pad
Vortex Pit
Waste

Allied Nevada: *A Rare Growth Story*

- Strong balance sheet
- Among the lower cost gold mining operations in the US
- Increasing production profile
- Potential to grow from within the existing portfolio
  - *Hycroft oxide exploration and further development*
  - *Hycroft sulphide exploration and development*
  - *Regional exploration opportunities*
- Low political risk – All Nevada based
- Proven management team

Corporate Information

ANALYST COVERAGE

Cormark:	*Mike Kozac*
Dahlman Rose:	*Adam Graf*
Desjardins Sec.:	*Brian Christie*
Dundee:	*Ron Stewart*
CanaccordGenuity:	*TBD*
GMP Securities:	*Craig West*
National Bank:	*Tara Hassan*
RBC Dominion:	*Stephen Walker*



ANV Daily
5/13/10
Average daily volumes (3 months)
TSX 294,964
NYSE Amex 455,953
Total 750,917
22
20
18
16
14
12
10
8
6
4
Volume
©BigCharts.com
3
2
1
0
Millions
Jun Jul Aug Sep Oct Nov Dec 10 Feb Mar Apr May

NYSE-Amex: *52-week trading range*
High – US$22.92
Low – US$5.69

TSX: *52-week trading range*
High – $23.29
Low – $6.70

Equity instruments outstanding at March 31, 2010	# of units at 31/03/10
Common shares (1)	87,885,000
Stock options (US$4.78 wtd avg exercise price)	2,300,410
Special stock options (US$ 4.60 wtd avg exercise price)	50,115
Restricted share units	904,767

(1) Common shares outstanding are at July 5, 2010 and have been adjusted from the quarter end number to reflect the June 2010 completion of the $285 million offering.